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EXHIBIT 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report, dated April 22, 2003, on the financial statements of the Tower Financial 401(k) Plan which is included in this Annual Report on Form 11-K for the year ended December 31, 2002 and incorporated by reference in Tower Financial Corporation's Registration Statement on Form S-8.




                                         /s/ Crowe Chizek and Company LLC

Fort Wayne, Indiana
June 24, 2003



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